POWER OF ATTORNEY

I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed under the Securities Act of 1933: 333-152409 (Corporate VUL)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 28, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ James R. Boyle	Director	August 28, 2008
James R. Boyle

POWER OF ATTORNEY

I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed under the Securities Act of 1933: 333-152409 (Corporate VUL)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective September 3, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Marc Costantini	Director	September 3, 2008
Marc Costantini

POWER OF ATTORNEY

I, John D. DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of ] 940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed under the Securities Act of 1933: 333-152409 (Corporate VUL)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 19, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ John D. DesPrez III	Director	August 19, 2008
John D. DesPrez III

POWER OF ATTORNEY

I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed under the Securities Act of 1933: 333-152409 (Corporate VUL)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 25, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Steven A. Finch	Director	August 25, 2008
Steven A. Finch

POWER OF ATTORNEY

I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed under the Securities Act of 1933: 333-152409 (Corporate VUL)

Each of said attorneys and agents shall have, and may exercise all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective September 2, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Katherine MacMillan	Director	September 2, 2008
Katherine MacMillan

POWER OF ATTORNEY

I, Stephen R. McArthur, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed under the Securities Act of 1933: 333-152409 (Corporate VUL)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 25, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Stephen R. McArthur	Director	August 25, 2008
Stephen R. McArthur

POWER OF ATTORNEY

I, Hugh McHaffie, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed under the Securities Act of 1933: 333-152409 (Corporate VUL)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 19, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Hugh McHaffie	Director	August 19, 2008
Hugh McHaffie

POWER OF ATTORNEY

I, Rex E. Schlayaugh Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J, Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed under the Securities Act of 1933: 333-152409 (Corporate VUL)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 28, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Rex E. Schlayaugh, Jr.	Director	August 28, 2008
Rex E. Schlayaugh, Jr.

POWER OF ATTORNEY

I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed under the Securities Act of 1933: 333-152409 (Corporate VUL)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective September 3, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Diana Scott	Director	September 3, 2008
Diana Scott

POWER OF ATTORNEY

I, Warren Thomson, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed under the Securities Act of 1933: 333-152409 (Corporate VUL)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 28, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Warren Thomson	Director	August 28, 2008
Warren Thomson